UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

enCore Energy Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Meeting Materials: Notice of Meeting, Proxy Statement, Annual Report and Form of Proxy or a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/EU To vote your proxy while visiting this site, you Important Notice Regarding the Availability of Proxy Materials for the will need the 12 digit control number in the Shareholders Meeting To Be Held On June 11, 2025 for Shareholders of box below. Record as of April 17, 2025 To order paper materials, use one of the enCore Energy Corp. following methods. Annual General Meeting of Shareholders Wednesday, June 11, 2025 11:00 AM, Central Time, exclusively through a virtual format. Internet: To attend the meeting virtually, please visit www.proxydocs.com/EU www.proxydocs.com/EU You must register to attend the meeting virtually at www.proxydocs.com/EU This communication presents only an overview of the more complete proxy materials, which Call: contain important information and are available to you on the Internet or by mail. This is not a 1-866-648-8133 votable ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. Email: You will not receive a paper or e-mail copy of the proxy materials unless you request one. paper@investorelections.com There is no charge to you for requesting a copy. In order to receive a paper package in time for * If requesting material by e-mail, please send a blank e-mail with the this year’s meeting, you must make this request on or before May 30, 2025. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

enCore Energy Corp. Annual General Meeting of Shareholders As further described in the proxy materials, the Meeting will be held for the following purposes: 1. To receive and consider the audited annual financial statements of the Company for the fiscal year ended December 31, 2024, and the auditor’s reports thereon; 2. To elect eight directors for the ensuing year; 2.1 William M. Sheriff 2.2 Dennis E. Stover 2.3 William B. Harris 2.4 Mark S. Pelizza 2.5 Susan Hoxie-Key 2.6 Stacy Nieuwoudt 2.7 Robert Willette 2.8 Nathan A. Tewalt 3. To approve, on an advisory basis, the compensation of our named executive officers; 4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; 5. To appoint KPMG LLP as the Company’s independent registered public accounting firm for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor; and 6. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR the re-election of our eight existing directors; FOR the approval, on an advisory basis, of the compensation of our named executive officers; ONE YEAR for the approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers; and FOR the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor.